EXHIBIT 11

                       TRAVEL SERVICES INTERNATIONAL, INC.
                 SCHEDULE OF COMPUTATIONS OF EARNINGS PER SHARE

                                                                                                        Basic        Diluted
                                                                                                       Weighted     Weighted
                                                                                                       Average       Average
                                                                                          Shares       Shares        Shares
                                                                                       --------------------------- ------------
HISTORICAL:
Quarter ended June 30, 1998

     Shares attributable to Auto Europe, accounting acquiror, at beginning of period      1,083,334     1,083,334    1,083,334

     Shares issued in consideration for acquisition of the Pooling Acquisitions           1,997,344     1,997,344    1,997,344

     Shares issued in consideration for acquisition of Other Founding Companies           2,338,891     2,338,891    2,338,891

     Shares issued to founders and management of TSI                                      2,484,501     2,484,501    2,484,501

     Sold pursuant to the initial public offering                                         2,875,000     2,875,000    2,875,000

     Shares issued in consideration for acquisition of Trax Software                         32,985        32,985       32,985

     Shares issued in consideration for acquisition of Diplomat                              21,821        21,821       21,821

     Shares issued in consideration for acquisition of Goldcoast                            163,755       163,755      163,755

     Shares issued in consideration for acquisition of AutoNet                                2,183         1,455        1,455

     Shares issued in consideration for acquisition of Lexington                            283,990        94,663       94,663

     Options granted                                                                      1,211,547             -      586,317

                                                                                       ============   ============ ============
     Shares used in computing earnings per share for quarter ended June 30, 1998         12,495,351    11,093,749   11,680,066
                                                                                       ============   ============ ============

Quarter ended June 30, 1999

     Shares attributable to Auto Europe, accounting acquiror, at beginning of period      1,083,334     1,083,334    1,083,334

     Shares issued in consideration for acquisition of the Pooling Acquisitions           1,997,344     1,997,344    1,997,344

     Shares issued in consideration for acquisition of Other Founding Companies           2,338,891     2,338,891    2,338,891

     Shares issued to founders and management of TSI                                      2,484,501     2,484,501    2,484,501

     Sold pursuant to the initial public offering                                         2,875,000     2,875,000    2,875,000

     Shares issued in consideration for acquisition of Trax Software                         32,985        32,985       32,985

     Shares issued in consideration for acquisition of Diplomat                              21,821        21,821       21,821

     Shares issued in consideration for acquisition of Goldcoast                            163,755       163,755      163,755

     Shares issued in consideration for acquisition of AutoNet                                2,183         2,183        2,183

     Shares issued in consideration for acquisition of Lexington                            283,990       283,990      283,990

     Shares issued in consideration for acquisition of 1-800-CRUISES                         36,546        36,546       36,546

     Shares issued in consideration for acquisition of AHI                                  145,400       145,400      145,400

     Shares issued in consideration for acquisition of LVI                                  248,600       248,600      248,600

     Shares issued in connection with the secondary stock offering                        2,025,000     2,025,000    2,025,000

     Exercised options                                                                       56,308        56,308       56,308

     Options granted                                                                      1,763,795             -            -
                                                                                        ============   ============ ============
    Shares used in computing earnings per share for the quarter ended June 30, 1999     15,559,453    13,795,658    13,795,658
                                                                                       ============   ============ ============

                       TRAVEL SERVICES INTERNATIONAL, INC.
                 SCHEDULE OF COMPUTATIONS OF EARNINGS PER SHARE

                                                                                                       Basic          Diluted
                                                                                                       Weighted       Weighted
                                                                                                       Average        Average
                                                                                         Shares        Shares         Shares
                                                                                      ------------- -------------  --------------
HISTORICAL:
Six month period ended June 30, 1998

     Shares attributable to Auto Europe, accounting acquiror, at beginning of period     1,083,334     1,083,334       1,083,334

     Shares issued in consideration for acquisition of the Pooling Acquisitions          1,997,344     1,997,344       1,997,344

     Shares issued in consideration for acquisition of Other Founding Companies          2,338,891     2,338,891       2,338,891

     Shares issued to founders and management of TSI                                     2,484,501     2,484,501       2,484,501

     Sold pursuant to the initial public offering                                        2,875,000     2,875,000       2,875,000

     Shares issued in consideration for acquisition of Trax Software                        32,985        32,985          32,985

     Shares issued in consideration for acquisition of Diplomat                             21,821        19,821          19,821

     Shares issued in consideration for acquisition of Goldcoast                           163,755       136,463         136,463

     Shares issued in consideration for acquisition of AutoNet                               2,183           728             728

     Shares issued in consideration for acquisition of Lexington                           283,990        47,332          47,332

     Options granted                                                                     1,211,547             -         533,307
                                                                                      ------------- -------------  --------------
     Shares used in computing earnings per share for the period ended June 30, 1998     12,495,351    11,016,399      11,549,706
                                                                                      ============= =============  ==============

Six month period ended June 30, 1999

     Shares attributable to Auto Europe, accounting acquiror, at beginning of period     1,083,334     1,083,334       1,083,334

     Shares issued in consideration for acquisition of the Pooling Acquisitions          1,997,344     1,997,344       1,997,334

     Shares issued in consideration for acquisition of Other Founding Companies          2,338,891     2,338,891       2,338,891

     Shares issued to founders and management of TSI                                     2,484,501     2,484,501       2,484,501

     Sold pursuant to the initial public offering                                        2,875,000     2,875,000       2,875,000

     Shares issued in consideration for acquisition of Trax Software                        32,985        32,985          32,985

     Shares issued in consideration for acquisition of Diplomat                             21,821        21,821          21,821

     Shares issued in consideration for acquisition of Goldcoast                           163,755       163,755         163,755

     Shares issued in consideration for acquisition of AutoNet                               2,183         2,183           2,183

     Shares issued in consideration for acquisition of Lexington                           283,990       283,990         283,990

     Shares issued in consideration for acquisition of 1-800-CRUISES                        36,546        36,546          36,546

     Shares issued in consideration for acquisition of AHI                                 145,400       121,167         121,167

     Shares issued in consideration for acquisition of LVI                                 248,600       207,167         207,167

     Shares issued in connection with the secondary stock offering                       2,025,000     2,025,000       2,025,000

     Exercised options                                                                      56,308        56,308          56,308

     Options granted                                                                     1,763,795             -         129,163
                                                                                      ============= =============  ==============
     Shares used in computing earnings per share for the period ended June 30, 1999     15,559,453    13,729,991      13,859,155
                                                                                      ============= =============  ==============